UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 24, 2026

SOTHERLY HOTELS INC.
SOTHERLY HOTELS LP
(Exact name of Registrant as Specified in Its Charter)

Maryland (Sotherly Hotels Inc.)	001-32379 (Sotherly Hotels Inc.)	20-1531029 (Sotherly Hotels Inc.)
Delaware (Sotherly Hotels LP)	001-36091 (Sotherly Hotels LP)	20-1965427 (Sotherly Hotels LP)
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Huling Ave Memphis, Tennessee	38103
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (901)
346-8800
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOB	The Nasdaq Stock Market LLC
7.875% Series C Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHOO	The Nasdaq Stock Market LLC
8.25% Series D Cumulative Redeemable Perpetual Preferred Stock, $0.01 par value	SOHON	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§ 240.12b-2
of this chapter).
Sotherly Hotels Inc
.
☐

Sotherly Hotels LP

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Sotherly Hotels Inc
. ☐
Sotherly Hotels LP
 ☐

Item 1.01	Entry into a Material Definitive Agreement.
On March 24, 2026, Sotherly Hotels, LP, a Delaware limited partnership (the “
Operating Partnership
”), entered into a consulting agreement effective February 12, 2026 (the “
Consulting Agreement
”) with KWC Management, LLC, a Delaware limited liability company and an affiliate of the Operating Partnership (“
KWC
”). Pursuant to the Consulting Agreement, KWC is responsible for providing consultation and management services to the Operating Partnership, as more particularly described in the Consulting Agreement (the “
Services
”), for the assets listed on Exhibit A thereto (the “
Assets
”).
The Consulting Agreement has an initial term of twelve (12) months until February 11, 2027 (the “
Initial Term
”), following which it shall renew for successive
one-year
terms unless terminated by either party upon thirty (30) days written notice to the non-cancelling
party. Notwithstanding the foregoing, in the event of a sale of the Assets, the Consulting Agreement shall terminate immediately upon the closing of such sale; provided the Operating Partnership shall use commercially reasonable efforts to provide written notice of the proposed sale at least thirty (30) days prior to the anticipated closing date of such sale.
Pursuant to the Consulting Agreement, the Operating Partnership will pay an annual asset management fee (the “
Asset Management Fee
”) in the amount approved by the Operating Partnership as part of its annual budget approval process. For the Initial Term, the Asset Management Fee shall be at the annualized rate of Six Hundred Fifty Thousand Dollars ($650,000) per year, payable in equal monthly installments in advance on the first day of each calendar month. The fee for any partial month at the commencement or expiration of the current term shall be prorated on a per diem basis based on a
365-day
year. The Operating Partnership will also pay reasonable
out-of-pocket
expenses incurred in connection with KWC’s the performance of the Services within thirty (30) days after receipt of an invoice detailing such amounts and accompanied by reasonable supporting documentation.
The foregoing descriptions of the Consulting Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the form of Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form
8-K
and are incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On March 27, 2026, Sotherly Hotels Inc. (the “
Company
”), a real estate investment trust, provided notice to The Nasdaq Stock Market LLC (“
Nasdaq
”) that its Board of Directors approved the voluntarily withdrawal of the listing of all of the Company’s shares of 8.0% Series B Cumulative Redeemable Perpetual Preferred Stock, 7.875% Series C Cumulative Redeemable Perpetual Preferred Stock and 8.25% Series D Cumulative Redeemable Perpetual Preferred Stock (collectively, the “
Preferred Stock
”) from Nasdaq.
The Company expects to file a Form 25 with the Securities and Exchange Commission (the “
SEC
”) on or about April 7, 2026 for the delisting of the Preferred Stock from Nasdaq and the deregistration of the Preferred Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “
Exchange Act
”). The Company expects that the last day of trading for the Preferred Stock on Nasdaq will be on or about April 17, 2026.
A copy of the press release regarding this action is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01	Other Events.
As previously disclosed, pursuant to the Agreement and Plan of Merger dated October 24, 2025 (the “
Merger Agreement
”) by and among the Company, KW Kingfisher LLC (“
Parent
”), and Parent’s wholly-owned subsidiary, Sparrows Nest LLC (“
Merger Sub
”), whereby the Merger Sub merged with and into the Company, with the Company being the surviving entity (the “
Merger
”) on February 27, 2026, the Company posted to its corporate website, and provided, the holders of the Company Preferred Stock (the “
Preferred Stockholders
”), a notice of Change of Control (as defined in the Articles) informing the Preferred Stockholders of the Change of Control and describing the resulting Change of Control Conversion Right (as defined in the Articles). The Company has designated March 20, 2026 as the Change in Control Conversion Date (as defined in the Articles).
As previously disclosed, pursuant to the Merger Agreement and the Articles Supplementary (the “
Articles
”) of the Preferred Stock, on February 27, 2026, the Company posted to its corporate website, and provided, the holders of the Preferred Stock (the “
Preferred Stockholders
”), a notice of Change of Control (as defined in the Articles) informing the Preferred Stockholders of the Change of Control and describing the resulting Change of Control Conversion Right

(as defined in the Articles). The Company designated March 20, 2026 as the Change in Control Conversion Date (as defined in the Articles). As a result, holders of 1,188,042 shares of the Series B Preferred Stock, 1,202,415 shares of the Series C Preferred Stock and 820,066 shares of the Series D Preferred Stock, each exercised their Change of Control Conversion Right, and on March 25, 2026, the Company cancelled the respective tendered shares of the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock in exchange for payment of $22,164,952, $23,005,385 and $13,647,549, respectively.

Item 9.01	Financial Statements and Exhibits.
(d)
Exhibits

Exhibit No.	Description of Exhibit

10.1	Consulting Agreement dated March 24, 2026, by and between Sotherly Hotels LP and KWC Management, LLC.

99.1	Press Release of Sotherly Hotels Inc. dated March 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*
Certain portions of this exhibit have been omitted in accordance with Item 601(b)(10)(iv) of Regulation
S-K.
The registrant agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: March 27, 2026	SOTHERLY HOTELS INC.

	By:	/s/ Zach Schmidt
Zach Schmidt Chief Executive Officer

SOTHERLY HOTELS LP

by its General Partner,
SOTHERLY HOTELS INC.

	By:	/s/ Zach Schmidt
Zach Schmidt Chief Executive Officer